Exhibit 99.1

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[LOGO]

Second Quarter 2004
A Strong Foundation

August 11, 2004

Forward-Looking Statements	[LOGO]

This presentation may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, may be forward-looking statements.  Specifically, we may make forward-looking statements about our results of operations, financial condition and liquidity, the sufficiency of our asbestos and other reserves and the post-merger integration. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond our control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements.

Some of the factors that could cause actual results to differ include, but are not limited to, the following: adverse developments involving asbestos claims and related litigation; the impact of aggregate policy coverage limits for asbestos claims; the impact of bankruptcies of various asbestos producers and related businesses; the willingness of parties, including us, to settle asbestos-related litigation; our ability to fully integrate the former St. Paul and Travelers businesses in the manner or in the timeframe currently anticipated; our inability to obtain price increases due to competition or otherwise; the performance of our investment portfolios, which could be adversely impacted by adverse developments in U.S. and global financial markets, interest rates and rates of inflation; weakening U.S. and global economic conditions; insufficiency of, or changes in, loss reserves; the occurrence of catastrophic events, both natural and man-made, including terrorist acts, with a severity or frequency exceeding our expectations; exposure to, and adverse developments involving, environmental claims and related litigation; the impact of claims related to exposure to potentially harmful products or substances, including, but not limited to, lead paint, silica and other potentially harmful substances; adverse changes in loss cost trends, including inflationary pressures in medical costs and auto and home repair costs; developments relating to coverage and liability for mold claims; the effects of corporate bankruptcies on surety bond claims; adverse developments in the cost, availability and/or ability to collect reinsurance; the ability of our subsidiaries to pay dividends to us; adverse outcomes in legal proceedings; judicial expansion of policy coverage and the impact of new theories of liability; the impact of legislative actions, including federal and state legislation related to asbestos liability reform; larger than expected assessments for guaranty funds and mandatory pooling arrangements; a downgrade in our claims-paying and financial strength ratings; the loss or significant restriction on our ability to use credit scoring in the pricing and underwriting of Personal policies; and amendments to, and changes to the risk-based capital requirements.

Our forward-looking statements speak only as of the date made, and we undertake no obligation to update these forward-looking statements.

0

A Strong Foundation	[LOGO]

•      Progress on integrating operations

•      Evaluation of second quarter results

•      Focus on business retention and agency relationships

•      Analysis of current market conditions

•      Analysis of investment portfolio

•      Balance sheet and capital strength

•      Outlook for second half of 2004

•      Optimistic about cost saving opportunities beyond initial expectations

•      Revenue synergies over the long-term

Progress on Integrating Operations

Integration Timeline – From Announcement

• Single Premium Audit System Completed
• Major Platforms Selected (including Claim, National accounts, Commercial accounts, Select accounts and General Ledger)

4Q 03	1Q 04	2Q 04

Office Moves, Desktop Consolidation

• Merger Announced
• Sr. Mgmt Selected	• Merger Closed
• Integration Teams Formed	• Investments Managed by STA

Integration Timeline – Future Projects

• Benefits Structure Merged
	• Bond System Conversion Started (Target Completion 4Q05)	• Financial Systems Consolidated • Payroll Systems Consolidated • Investments Systems Consolidated • Agent Compensation Systems Consolidated			• Claim System Conversion Started (Target Completion 4Q06)

3Q 04	4Q 04	1Q 05	2Q 05	3Q 05	4Q 05

	• Data Center Consolidation	• Commercial	• Consolidated Billing Started (Target Completion 1Q06)
		accounts Conversion Started (Target Completion 4Q05)	• Select accounts System Conversion Started (Target Completion 2Q06)		• Specialty System Conversion Started (Target Completion 4Q06)

Office Moves, Desktop Consolidation

Evaluation of Second Quarter Results

Focus on Business Retention and
Agency Relationships

Commercial - Pro Forma Net Written Premiums

($ in millions)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	% Change 2Q03 v 2Q04
Core:
National	$238	$211	$267	$261	$282	$237	12%
Select	670	691	730	698	706	709	3%
Northland Group	139	153	139	130	127	124	(19)%
Commercial Accounts	1,053	939	1,088	1,183	1,135	992	6%
Total Core	2,100	1,994	2,224	2,272	2,250	2,062	3%
Other:
Gulf	168	164	162	168	144	146	(11)%
Other	137	107	71	(27)	22	22	(79)%
Total Other	305	271	233	141	166	168	(38)%
Total Commercial	$2,405	$2,265	$2,457	$2,413	$2,416	$2,230	(2)%

National - Written Fees	186	147	143	166	218	159	8%

Note:   This page displays pro forma combined net written premiums, an operating statistic, of Travelers and St. Paul, prior to the merger and for St. Paul Travelers for second quarter 2004.  The historical information presented above conforms with current business segmentation.

Illustrative Business Statistics – Commercial

($ in millions)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004

Travelers Commercial Accounts Group - Field
Retention	84%	84%	83%	82%	83%	82%
Renewal price change (1)	16%	11%	9%	8%	6%	6%

St. Paul Commercial Accounts Group - Field
Retention	85%	81%	80%	82%	80%	79%
Renewal price change (2)	16%	12%	10%	8%	6%	4%

Travelers Select
Retention	84%	83%	83%	82%	81%	80%
Renewal price change (1)	14%	14%	14%	13%	11%	9%

St. Paul Select
Retention	63%	66%	73%	71%	74%	77%
Renewal price change (2)	12%	10%	8%	6%	4%	4%

(1)   Represents historical Travelers Property Casualty Corp. information. Each percentage represents the estimated average change in premium on policies that renew, including rate and exposure changes, vs. the average premium on those same policies for their prior term.

(2)   Represents historical St. Paul Companies information. Each percentage represents the estimated average change in premium on policies that renew, including rate and changes in exposure due solelyto inflation, vs. the average premium on those same policies for their prior term.

Specialty – Pro Forma Net Written Premiums

($ in millions)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	% Change 2Q03 v 2Q04
Domestic Specialty:
Financial and Professional Services	$124	$154	$177	$169	$157	$198	29%
Technology	93	103	107	123	106	117	14%
Excess and Surplus	47	49	49	58	64	73	49%
Oil and Gas	42	49	53	52	50	58	18%
Public Sector	71	49	91	69	70	42	(14)%
Ocean Marine	26	27	33	30	35	38	41%
Other	70	142	121	118	95	82	(42)%
Total ex Bond and Construction	473	573	631	619	577	608	6%

Bond	256	354	350	299	286	249	(30)%
Construction	390	320	241	281	324	275	(14)%
Total Bond and Construction	646	674	591	580	610	524	(22)%
Total Domestic Specialty	1,119	1,247	1,222	1,199	1,187	1,132	(9)%
International Specialty:
International Operations	102	159	152	211	139	196	23%
Lloyd’s	366	81	137	122	171	145	79%
Total International Specialty	468	240	289	333	310	341	42%
Total Specialty	$1,587	$1,487	$1,511	$1,532	$1,497	$1,473	(1)%

Note:   This page displays pro forma combined net written premiums, an operating statistic, of Travelers and St. Paul, prior to the merger and for St. Paul Travelers for second quarter 2004.  The historical information presented above conforms with current business segmentation.

Specialty – Adjusted(1) Pro Forma Net Written Premiums

($ in millions)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004	% Change 2Q03 v 2Q04
Domestic Specialty:
Financial and Professional Services	$124	$154	$177	$169	$157	$169	10%
Technology	93	103	107	123	106	112	9%
Excess and Surplus	47	49	49	58	64	59	20%
Oil and Gas	42	49	53	52	50	56	14%
Public Sector	71	49	91	69	70	42	(14)%
Ocean Marine	26	27	33	30	35	38	41%
Other	69	120	120	118	95	81	(33)%
Total ex Bond and Construction	472	551	630	619	577	557	1%

Bond	256	354	350	299	286	324	(8)%
Construction	390	320	242	281	324	272	(15)%
Total Bond and Construction	646	674	592	580	610	596	(12)%
Total Domestic Specialty	1,118	1,225	1,222	1,199	1,187	1,153	(6)%
International Specialty:
International Operations	102	160	152	212	139	193	21%
Lloyd’s	130	124	137	121	171	145	17%
Total International Specialty	232	284	289	333	310	338	19%
Total Adjusted Specialty	1,350	1,509	1,511	1,532	1,497	1,491	(1)%
Aggregate Adjustments (1)	237	(22)	—	—	—	(18)	NM
Total Specialty	$1,587	$1,487	$1,511	$1,532	$1,497	$1,473	(1)%

(1)   Adjusted to better reflect ongoing trends in new written premiums by eliminating the following: a reinsurance reinstatement premium related to Bond in 2Q04, the impact of the reinsurance commutation onpremiums in a number of lines in 2Q04, earned premium revision at Lloyds in 2Q03, ceded returned premium related to Cat Risk in 2Q03, a change in policy inception related to a certain Lloyds business in 2Q03and the elimination of a quarter lag at Lloyds in 1Q03

Note:   This page displays pro forma combined net written premiums, an operating statistic, of Travelers and St. Paul, prior to the merger and for St. Paul Travelers for second quarter 2004.  The historical information presented above conforms with current business segmentation.

Illustrative Business Statistics – Specialty

($ in millions)

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004
Domestic Specialty (3)

Renewal Retention	74%	74%	71%	71%	72%	73%

Renewal Price Change (2)	23%	23%	18%	16%	12%	7%

Construction

Travelers

Renewal Retention	75%	78%	82%	76%	64%	67%

Renewal Price Change (1)	19%	13%	8%	9%	4%	7%

St Paul (excludes Wrap ups)

Renewal Retention	80%	81%	69%	66%	68%	68%

Renewal Price Change (2)	22%	20%	19%	19%	19%	16%

(1)   Represents historical Travelers Property Casualty Corp. information. Each percentage represents the estimated average change in premium on policies that renew, including rate and exposure changes, vs. the average premium on those same policies for their prior term.

(2)   Represents historical St. Paul Companies information. Each percentage represents the estimated average change in premium on policies that renew, including rate and changes in exposure due solelyto inflation, vs. the average premium on those same policies for their prior term.

(3)   Excludes Cat Risk, SPC Construction Wrap-up, TPC Construction, and Combined Companies Bond.

Personal - Net Written Premiums

($ in millions)

	2Q 2003	2Q 2004	% Change 2Q03 v 2Q04
By product line:

Automobile	$778	$892	15%

Homeowners and Other	533	666	25%
Total Personal	$1,311	$1,558	19%	7% increase in premium attributable to the Royal and SunAlliance Transaction

By distribution channel:

Independent agents	$1,075	$1,287	20%

Other channels(1)	236	271	15%

Total Personal	$1,311	$1,558	19%

(1)   Other channels includes GEICO, Affinity Programs, involuntary and runoff business

Illustrative Business Statistics – Personal

	1Q 2003	2Q 2003	3Q 2003	4Q 2003	1Q 2004	2Q 2004
Automobile

PIF Growth over prior yr qtr	2%	2%	3%	4%	8%	11%

Retention (1)	87%	87%	87%	87%	87%	87%

Renewal price change	8%	6%	6%	5%	5%	5%

Homeowners and Other

PIF Growth over prior yr qtr	1%	3%	5%	6%	9%	12%

Retention (1)	87%	87%	87%	88%	88%	87%

Renewal price change	13%	10%	10%	9%	8%	8%

(1)   The ratio of expected number of renewal policies that will be retained throughout the annual policy period to the number of available renewal base policies

Premium Dynamics

Second Quarter

•     Substantial focus on account retention

•     Reports from our field units suggest that pricing required to obtain significant new business became more competitive

•     Focus on bottom line profitability of entire book of business drives pricing strategy

Evaluation of Second Quarter Results

Analysis of Current Market Conditions

Current Market Conditions

Illustrative Statistics - Travelers Liability Lines
(Direct Guaranteed Cost)

[CHART]

•      If current trends continue, estimated loss trend curve may cross earned price change curve in 2005

•      St. Paul Travelers is well-positioned to operate within challenging market conditions

•      Our competitive advantage is our size, scope and operational efficiency opportunity

Evaluation of Second Quarter Results

Analysis of Investment Portfolio

Net Investment Income Breakdown

	2Q04			Combined 2Q03*
	Travelers	St. Paul	Total	Travelers	St. Paul	Total
After-tax Net Investment Income:
Fixed Income	$310	$179	$489	$312	$180	$492
Alternatives	44	14	58	33	15	48
Total before PGAAP adj	354	193	547	345	195	540
After-tax yield	3.8%	3.5%	3.7%	3.9%	3.8%	3.9%
PGAAP adj	—	57	57	—	—	—
Total after PGAAP adj	$354	$136	$490	$345	$195	$540
After-tax yield	3.8%	2.5%	3.3%	3.9%	3.8%	3.9%

* The reported results for St. Paul Travelers reflect only the results of Travelers

Evaluation of Second Quarter Results

Balance Sheet and Capital Strength

Summary of 2Q04 Reserve Adjustments

($ in millions)

	Charge/(benefit)
St. Paul:

Surety	$375

Construction	500

Reserves for uncollectible reinsurance and amounts due from policyholders and co-surety participations	296

Reserves due to financial condition of a construction contractor	252

Reinsurance commutation	153

Other, net	61	$1,637

Travelers:

September 11	(190)

Environmental	205

Personal and Commercial property	(175)

Uncollectible reinsurance reserves	100

Other, net	10	(50)

Net reserve adjustments		$1,587

After-tax income statement charge		$1,048

Capital Generation Capacity

($ in millions)

2Q 2004

Operating (loss)*	$(310)

Reserve adjustments and restructuring costs	1,074

Subtotal	764

Shareholder dividends	(147)

Capital build ex-reserve adjustments and restructuring costs	$617

Resulting annualized impact	$2.5 billion

* The difference between net and operating income is realized gains.

Capital Strength

($ in millions)

	Jun 30, 2004
Total debt	$6,358

Minority interest	111

Shareholders’ equity (ex SFAS 115)	19,789

Total capital	$26,258

Total debt to capital ratio	24.2%

Leverage Ratios

NWP: Surplus	1.51

Reserves: Surplus	2.87

Second Half 2004

Available Liquidity	$1 billion	+

Evaluation of Second Quarter Results

Outlook for Second Half of 2004

Outlook for Second Half of 2004

•     Premium environment is likely to be similar to that of 2Q04

•     Net investment income levels also expected to be comparable to 2Q04

•      Expect to achieve returns on equity in the mid-teens assuming no catastrophes, no change in capital market conditions, no prior year reserve development and before the impact of the result, if any, of the asbestos study to be completed in 4Q04

•     Estimated Fully Diluted Share Count of 690 million

Opportunistic About
Cost Saving Opportunities
Beyond Initial Expectations

Expense Reduction Projections

($ in millions)

Projected After-tax Cost Savings

Original Estimates	Revised Estimates

[CHART]	[CHART]

Note: Assumed merger closed on June 30, 2004

Management Focused on Identifying
Additional $100 million in Expense Reductions
for 2005 and Beyond

Revenue Synergies Over the Long Term

Long-term Distribution Strategy

Leveraging the Partnership

•      6,400 agents have premium volume greater than $200,000 with St. Paul Travelers

•      Of these agents, 60% generate premium volume with only one of our major business units

•      Meaningful opportunity to grow premiums over the long-term by increasing market penetration with agents by just one additional business unit

Long-term Distribution Strategy

Personal Lines

•              Travelers today - Approximately 7,000 Commercial Lines agents

•      42% do business with Travelers Personal Lines

•              Agents with combined Personal & Commercial Lines relationships provide more opportunity than Personal Lines relationships only

•      Twice the average Personal Lines net written premiums

•      4 point loss ratio advantage

•              St Paul today – Approximately 5,400 Commercial Lines agents

•      Only 24% do business with Travelers Personal Lines

Increase of St. Paul Commercial Agency
Penetration to that of Travelers Could Generate $500+
Million of New Personal Lines Business Over Time

A Strong Foundation

•      Progress on integrating operations

•      Evaluation of second quarter results

•      Focus on business retention and agency relationships

•      Analysis of current market conditions

•      Analysis of investment portfolio

•      Balance sheet and capital strength

•      Outlook for second half of 2004

•      Optimistic about cost saving opportunities beyond initial expectations

•      Revenue synergies over the long-term

[LOGO]